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                                EXHIBIT 10.5.8

               [THE AMERICA INSTITUTE OF ARCHITECTS LETTERHEAD]



===============================================================================
                              AIA Document A101

                      STANDARD FORM OF AGREEMENT BETWEEN
                             OWNER AND CONTRACTOR
                       where the basis of payment is a
                                STIPULATED SUM

                                 1987 EDITION

      THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
   AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.
 The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associate General Contractors of America.
================================================================================
AGREEMENT

made as of the    Second            day of  January           in the year of
Nineteen Hundred and Ninety Five

BETWEEN the Owner:        Roberts Properties Residential, L.P.
(Name and address)        8010 Roswell Rd., Suite #120
                          Atlanta, Georgia 30350

and the Contractor:       Roberts Properties Construction, Inc.
(Name and Address)        8010 Roswell Rd., Suite #120
                          Atlanta, Georgia 30350

The Project is:           Holcomb Bridge Road
(Name and location)       Holcomb Bridge Rd. and Peachtree Corners Circle
                          Gwinnett County, Georgia

The Architect is:
(Name and address)


The Owner and Contractor agree as set forth below.
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     Copyright 1915, 1918, 1925, 1937, 1958, 1961, 1963, 1967, 1974, 1977, (c)
     1987 by The American Institute of Architects, 1735 New York Avenue, N.W. Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.
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                                  ARTICLE 1
                                  ---------
                            THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 9.

                                  ARTICLE 2
                                  ---------
                          THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

All site clearing, grading, utilities, paving, landscaping, etc. including 146 multi-family units in 12 buildings and including a 4,000 sq. ft.
Clubhouse/Leasing center, swimming pool, car wash.

                                  ARTICLE 3
                                  ---------
               DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than December 2, 1996

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

                                                                               2
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                                  ARTICLE 4
                                  ---------
                                 CONTRACT SUM


4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Six Million, Four Hundred Twenty Thousand -------------------------------- Dollars ($6,420,000.00),
subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following allowances if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

Design, Engineering                  $ 26,280.00
Landscape, Irrigation, Design         147,660.00
Pool Deck Improvements                 68,750.00
Site Signage/Entry Feature             25,000.00
Clubhouse/Leasing Center              290,000.00
Adverse soil conditions                39,600.00
Yard drains                             7,500.00
Sidewalks                              24,000.00






4.3  Unit prices, if any, are as follows:

     N/A

                                                                               3
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                                  ARTICLE 5
                                  ---------
                              PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Lender by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:






5.3 Provided an Application for Payment is received by the Lender not later than the 1st day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall
be made by the Owner not later than      days after the Lender receives the
Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This Schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten on specified labor categories percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%).

5.6.3 Subtract the aggregate of previous payments made by the Owner; and paid in full

5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances;

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to One Hundred percent (100 %) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims, and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8  Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

Retainage shall not be held on that portion of the work in the schedule of values that is allowable to project overhead, permits and county fees, supervision and hourly labor or materials. An "A" has been placed beside all items in the schedule of values that no retainage will be held on.

                                                                               4
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                                  ARTICLE 6
                                  ---------
                                FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:


Retainage will be released on the unmarked categories on the 1st of the month following 60 days after the county Certificate of Occupancy is issued. The retainage will be released on a building by building basis.

                                  ARTICLE 7
                                  ---------
                           MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)




(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:


                                  ARTICLE 8
                                  ---------
                          TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                                                               5
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                                  ARTICLE 9
                                  ---------
                      ENUMERATION OF CONTRACT DOCUMENTS


9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3  The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated                             , and are as
follows:

DOCUMENT                           TITLE                            PAGES

  N/A






9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION                            TITLE                            PAGES



  N/A

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9.1.5  The Drawings are as follows, and are dated             unless a different
date is shown below:

(Either list the Drawings here or refer to an exhibt attached to this Agreement.)

NUMBER                                    TITLE                          DATE





  N/A









9.1.6  The Addenda, if any, are as follows:

NUMBER                                   DATE                          PAGES




  N/A





Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

                                                                               7
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9.1.7  Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide the bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)










This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER                                   CONTRACTOR
Roberts Properties Residential, L.P.    Roberts Properties Construction, Inc.
By:  Roberts Realty Investors, Inc.     /s/ Mike Stringfellow
-------------------------------------   -------------------------------------
(SIGNATURE)  Its Sole General Partner   (SIGNATURE)


By:                                     By:  Mike Stringfellow
 /s/ Charles S. Roberts                      Sr. Vice President, Construction
-------------------------------------   -------------------------------------
(Printed name and title)                (Printed name and title)
Charles S. Roberts, President

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                          HOLCOMB BRIDGE APARTMENTS
                                 EXHIBIT "A"

Item # 5.8  Retainage shall not be held on the following items.

All General Condition Items
Erosion Control
Asphalt Paving & Striping Material
Site Walls Material
Curb & Gutter Material
Landscape Design
Landscape and Irrigation Material
Stone Material
Metal Pan Stairs and Handrail Material
Carpentry Material
Roofing and Gutter Materials
Door, Window and Interior Trim Material
Insulation, Drywall, Painting, Ceramic Tile, Flooring and Wallpaper Material Appliances, Cabinet Material
Mini Blinds and Shelving Material
HVAC, Plubing, Fire Sprinkler, Electrical Materials and Light Fixtures Clubhouse Materials
Entrance wall, Mailbox Materials
Pool, Pool Deck and Fencing Material